Fees Summary	Jul. 11, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	1,133,563.06
Total Transaction Valuation	7,404,069,601.25
Total Offset Amount	0
Net Fee	$ 1,133,563.06